                                                                   EXHIBIT 99.01

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:     ALLIED PRODUCTS CORPORATION                               CASE NO.          00 B 28798
               -----------------------------                                              ------------
               SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS (1)

                         For Month Ending June 30, 2001
BEGINNING BALANCE IN ALL ACCOUNTS                                        $ 6,609,680
                                                                        ------------
RECEIPTS:
            1. Receipts from operations                                  $    41,461
                                                                        ------------
            2. Other Receipts                                            $   137,926
                                                                        ------------
            3. Miscellaneous Receipts                                    $         -
                                                                        ------------
            4. Sale Of Assets                                            $   173,250
                                                                        ------------
            5. Foothill Funding                                          $         -
                                                                        ------------
            6. General Motors Funding                                    $         -

DISBURSEMENTS:
            3. Net payroll:
               a. Officers                                               $    35,968
                                                                        ------------
               b. Others                                                 $    25,199
                                                                        ------------
            4. Taxes
               a. Federal Income Taxes                                   $    21,500
                                                                        ------------
               b. FICA withholdings                                      $     5,566
                                                                        ------------
               c. Employee's withholdings (2)                            $       444
                                                                        ------------
               d. Employer's FICA                                        $     5,566
                                                                        ------------
               e. Federal Unemployment Taxes                             $         -
                                                                        ------------
               f. State Income Tax                                       $     2,763
                                                                        ------------
               g. State Employee withholdings                            $         -
                                                                        ------------
               h. All other taxes                                        $         -
                                                                        ------------
            5. Necessary expenses:
               a. Rent or mortgage payments (s)                          $    16,747
                                                                        ------------
               b. Utilities                                              $         -
                                                                        ------------
               c. Insurance                                              $    29,838
                                                                        ------------
               d. Merchandise bought for                                 $         -
                      manufacture or sale                               ------------
               e. Other necessary expenses
                    Foothill Secured Loan                                $         -
                                                                        ------------
                    Asset Sale Related Expenses                          $         -
                                                                        ------------
                    Union Closure Agreement                              $     7,196
                                                                        ------------
                    Professional/Trustee Fees                            $   266,311
                                                                        ------------
                    All Other Disbursements                              $    37,453
                                                                        ------------
TOTAL DISBURSEMENTS                                                      $   454,550
                                                                        ------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                                        $  (101,913)
                                                                                          -------------
ENDING BALANCE IN LASALLE BANK N.A., ALLIED PRODUCTS D.I.P. CASE #00B28798                 $ 6,550,534
     OPERATING ACCOUNT: 5800272592                                                        -------------
ENDING BALANCE IN LASALLE BANK N.A., ALLIED PRODUCTS D.I.P. CASE #00B28798                 $   (19,285)
     PAYROLL ACCOUNT: 5800272618                                                          -------------
ENDING BALANCE IN LASALLE BANK N.A., ALLIED PRODUCTS D.I.P. CASE #00B28798                 $   (30,597)
     ACCOUNTS PAYABLE DISBURSEMENTS: 5800272600                                           -------------
ENDING BALANCE IN LASALLE BANK N.A., VERSON CORPORATION
     PAYROLL ACCOUNT: 5800026501                                                           $     7,115
ENDING BALANCE IN ALL ACCOUNTS                                           $ 6,507,767      -------------
                                                                        ------------
(1) All information reflects cash activity per Company accounting records
(2) Includes wage garnishments


                            OPERATING REPORT Page 1
                                  Exhibit "B"

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:    ALLIED PRODUCTS CORPORATION            CASE NO.:    00 B 28798

                                RECEIPTS LISTING

                         FOR MONTH ENDING June 30 , 2001


SUMMARY OF COMPANY RECEIPTS FOR THE PERIOD OF FEBRUARY 1, 2001 THROUGH FEBRUARY 28, 2001 (1)


        DATE RECEIVED                           DESCRIPTION                                             AMOUNT
        -------------                           -----------                                             ------

      None                         General Motors                                                          $ -
      None                         Chrysler Progress Payments                                                -
      None                         Chrysler Holdbacks                                                        -
      None                         Chrysler Repairs                                                          -
      None                         Misc. Holdbacks & Acceptances                                             -
      None                         Verson Std. Products                                                      -
      None                         Corporate                                                                 -
      None                         Receipt of Escrow                                                         -
      None                         Note Receivable                                                           -
                                   Additional Receipts                                                       -
      Various                                 Employee Related/COBRA Receipts-Foothill                       -
      Various                                 Operational Receipts                                      41,461
      Various                                 Sales Of Assets                                          173,250
      Various                                 Other Receipts                                           137,926
      Various                                 GM Funding                                                     -
                                                                                               ----------------
                               TOTAL  RECEIPTS                                                       $ 352,637
                                                                                               ----------------


(1) Please see attached pages for the detail of receipts by Company bank account


                       OPERATING REPORT Page 2 (2 of 18)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME:  ALLIED PRODUCTS CORPORATION         CASE NO.:    00 B 28798
            ---------------------------                      ----------

                                RECEIPTS LISTING

            FOR MONTH ENDING June 30 , 2001

      Bank:           LASALLE BANK N.A.
                      --------------------------------------------------------

      Location:       135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                      --------------------------------------------------------

      Account Name:   ALLIED PRODUCTS D.I.P. CASE #00B28798: OPERATING ACCOUNT
                      --------------------------------------------------------

      Account No.:    5800272592
                      --------------------------------------------------------


        DATE RECEIVED                          DESCRIPTION                                        AMOUNT
        -------------                          -----------                                        ------

      None                        General Motors                                                     $ -
      None                        Chrysler Progress Payments                                           -
      None                        Chrysler Holdbacks                                                   -
      None                        Chrysler Repairs                                                     -
      None                        Misc. Holdbacks & Acceptances                                        -
      None                        Verson Std. Products                                                 -
      None                        Corporate                                                            -
      None                        Receipt of Escrow                                                    -
      None                        Note Receivable                                                      -
      Various                     Additional Receipts                                                  -
      Various                                Employee Related/COBRA Receipts-Foothill                  -
      Various                                Operational Receipts                                 41,461
      Various                                Sales Of Assets                                     173,250
      Various                                Other Receipts                                      137,926
      Various                                GM Funding                                                -
                                                                                            ------------
                               TOTAL  RECEIPTS                                                 $ 352,637
                                                                                            ------------



                       OPERATING REPORT Page 2 (3 of 18)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


Receipts may be identified by major categories. It is not necessary to list each transaction separately by name of customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.


CASE NAME:    ALLIED PRODUCTS CORPORATION             CASE NO.:    00 B 28798
              ---------------------------                          ----------

                                RECEIPTS LISTING

              FOR MONTH ENDING June 30 , 2001

      Bank:             LASALLE BANK N.A.
                        ------------------------------------------------------

      Location:         135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                        ------------------------------------------------------

      Account Name:     ALLIED PRODUCTS D.I.P. CASE #00B28798: PAYROLL ACCOUNT
                        ------------------------------------------------------

      Account No.:      5800272618
                        ------------------------------------------------------

        DATE RECEIVED                                     DESCRIPTION                                        AMOUNT
        -------------                                     -----------                                        ------

      None                                   General Motors                                                $      -
      None                                   Chrysler Progress Payments                                           -
      None                                   Chrysler Holdbacks                                                   -
      None                                   Chrysler Repairs                                                     -
      None                                   Misc. Holdbacks & Acceptances                                        -
      None                                   Verson Std. Products                                                 -
      None                                   Corporate                                                            -
      None                                   Receipt of Escrow                                                    -
      None                                   Note Receivable                                                      -
                                             Additional Receipts
      None                                              Employee Related/COBRA Receipts-Foothill                  -
      None                                              Operational Receipts                                      -
      None                                              Sales Of Assets                                           -
      None                                              Other Receipts                                            -
      None                                              GM Funding                                                -
                                                                                                       ------------
                               TOTAL  RECEIPTS                                                             $      -
                                                                                                       ------------


                       OPERATING REPORT Page 2 (4 of 18)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


Receipts may be identified by major categories. It is not necessary to list each transaction separately by name of customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.


CASE NAME:    ALLIED PRODUCTS CORPORATION             CASE NO.:    00 B 28798
              ---------------------------                          ----------

                                RECEIPTS LISTING

              FOR MONTH ENDING June 30 , 2001


      Bank:             LASALLE BANK N.A.
                        -----------------------------------------------------------------

      Location:         135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                        -----------------------------------------------------------------

      Account Name:     ALLIED PRODUCTS D.I.P. CASE #00B28798: ACCOUNTS PAYABLE ACCOUNT
                        -----------------------------------------------------------------

      Account No.:      5800272600
                        -----------------------------------------------------------------



        DATE RECEIVED                                     DESCRIPTION                                        AMOUNT
        -------------                                     -----------                                        ------

      None                                   General Motors                                                $      -
      None                                   Chrysler Progress Payments                                           -
      None                                   Chrysler Holdbacks                                                   -
      None                                   Chrysler Repairs                                                     -
      None                                   Misc. Holdbacks & Acceptances                                        -
      None                                   Verson Std. Products                                                 -
      None                                   Corporate                                                            -
      None                                   Receipt of Escrow                                                    -
      None                                   Note Receivable                                                      -
                                             Additional Receipts
      None                                              Employee Related/COBRA Receipts-Foothill                  -
      None                                              Operational Receipts                                      -
      None                                              Sales Of Assets                                           -
      None                                              Other Receipts                                            -
      None                                              GM Funding                                                -
                                                                                                       ------------
                               TOTAL  RECEIPTS                                                             $      -
                                                                                                       ------------


                       OPERATING REPORT Page 2 (5 of 18)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


Receipts may be identified by major categories. It is not necessary to list each transaction separately by name of customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.


CASE NAME:    ALLIED PRODUCTS CORPORATION             CASE NO.:    00 B 28798
              ---------------------------                          ----------

                                RECEIPTS LISTING

              FOR MONTH ENDING June 30 , 2001

      Bank:             LASALLE BANK N.A.
                        ------------------------------------------------------

      Location:         135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                        ------------------------------------------------------

      Account Name:     VERSON CORPORATION PAYROLL ACCOUNT
                        ------------------------------------------------------

      Account No.:      5800026501
                        ------------------------------------------------------


        DATE RECEIVED                          DESCRIPTION                                        AMOUNT
        -------------                          -----------                                        ------

      None                        General Motors                                              $        -
      None                        Chrysler Progress Payments                                           -
      None                        Chrysler Holdbacks                                                   -
      None                        Chrysler Repairs                                                     -
      None                        Misc. Holdbacks & Acceptances                                        -
      None                        Verson Std. Products                                                 -
      None                        Corporate                                                            -
      None                        Receipt of Escrow                                                    -
      None                        Note Receivable                                                      -
                                  Additional Receipts
      None                                   Operational Receipts                                      -
      None                                   Operational Receipts-Foothill Account                     -
      None                                   Sales Of Assets                                           -
      None                                   Other Receipts                                            -
      None                                   GM Funding                                                -
                                                                                         ----------------
                               TOTAL  RECEIPTS                                                $        -
                                                                                         ----------------




     Receipts may be identified by major categories. It is not necessary to list each transaction separately by name of customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.



                       OPERATING REPORT Page 2 (6 of 18)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:    ALLIED PRODUCTS CORPORATION         CASE NO.:     00 B 28798
              ---------------------------                       ----------

                              DISBURSEMENT LISTING

                         FOR MONTH ENDING June 30 , 2001


SUMMARY OF COMPANY DISBURSEMENTS FOR THE PERIOD OF JUNE 1, 2001 THROUGH JUNE 30, 2001
-------------------------------------------------------------------------------------


    DATE DISBURSED             CHECK/WIRE NO.                                 DESCRIPTION                  AMOUNT
    --------------             --------------                                 -----------                  ------
       Various                        Various              Salaries, Benefits & Insurance                 $ 126,844
         None                          None                Stay Bonus                                             -
         None                          None                Utilities                                              -
       Various                        Various              Rents & Leases                                    16,747
         None                          None                Remaining Man. Costs                                   -
         None                          None                Pre-Petition Vendor Payments                           -
         None                          None                Real Estate Taxes                                      -
         None                          None                Asset Sale Related Expenses                            -
         None                          None                Foothill Capital-Secured Loan                          -
       Various                        Various              Union Closure Agreement                            7,196
         None                          None                Parts Purchases                                        -
       Various                        Various              Professional/Trustee Fees                        266,311
         None                          None                Foothill Principal Payments                            -
         None                          None                Boeing Letter of Credit                                -
         None                          None                Foothill Interest & Fees                               -
       Various                        Various              All Other                                         37,452

                                                                                                      --------------
                                                     TOTAL DISBURSEMENTS                                  $ 454,550
                                                                                                      --------------


(1) Please see attached pages for the detail of disbursements by Company bank account


                       OPERATING REPORT Page 3 (7 of 18)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME:      ALLIED PRODUCTS CORPORATION          CASE NO.:     00 B 28798
                ---------------------------                        ----------

                                       DISBURSEMENT LISTING

                                  FOR MONTH ENDING June 30 , 2000

Bank:            LASALLE BANK N.A.
                 --------------------------------------------------------

Location:        135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                 --------------------------------------------------------

Account Name:    ALLIED PRODUCTS D.I.P. CASE #00B28798: OPERATING ACCOUNT
                 --------------------------------------------------------

Account No.:     5800272592
                 --------------------------------------------------------


    DATE DISBURSED             CHECK/WIRE NO.                                 DESCRIPTION               AMOUNT
    --------------             --------------                                 -----------               ------
       Various                        Various              Salaries, Benefits & Insurance              $ 126,844
         None                          None                Stay Bonus                                          -
         None                          None                Utilities                                           -
       Various                        Various              Rents & Leases                                 16,747
         None                          None                Remaining Man. Costs                                -
         None                          None                Pre-Petition Vendor Payments                        -
         None                          None                Real Estate Taxes                                   -
         None                          None                Asset Sale Related Expenses                         -
         None                          None                Foothill Capital-Secured Loan                       -
       Various                        Various              Union Closure Agreement                         7,196
         None                          None                Parts Purchases                                     -
       Various                        Various              Professional/Trustee Fees                     266,311
         None                          None                Foothill Principal Payments                         -
         None                          None                Boeing Letter of Credit                             -
         None                          None                Foothill Interest & Fees                            -
       Various                        Various              All Other                                      37,452

                                                                                                     -----------
                                                     TOTAL DISBURSEMENTS                               $ 454,550
                                                                                                     -----------


                       OPERATING REPORT Page 3 (8 of 18)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


     You must create a separate list for each bank account for which disbursements were made during the month.

CASE NAME:      ALLIED PRODUCTS CORPORATION          CASE NO.:     00 B 28798
                ---------------------------                        ----------

                              DISBURSEMENT LISTING

                         FOR MONTH ENDING June 30 , 2001

Bank:           LASALLE BANK N.A.
                ------------------------------------------------------

Location:       135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                ------------------------------------------------------

Account Name:   ALLIED PRODUCTS D.I.P. CASE #00B28798: PAYROLL ACCOUNT
                ------------------------------------------------------

Account No.:    5800272618
                ------------------------------------------------------


    DATE DISBURSED             CHECK/WIRE NO.                    DESCRIPTION                          AMOUNT
    --------------             --------------                    -----------                          ------
         None                      None                Salaries, Benefits & Insurance                $     -
         None                      None                Stay Bonus                                          -
         None                      None                Utilities                                           -
         None                      None                Rents & Leases                                      -
         None                      None                Remaining Man. Costs                                -
         None                      None                Pre-Petition Vendor Payments                        -
         None                      None                Real Estate Taxes                                   -
         None                      None                Asset Sale Related Expenses                         -
         None                      None                Foothill Capital-Secured Loan                       -
         None                      None                Union Closure Agreement                             -
         None                      None                Parts Purchases                                     -
         None                      None                Professional/Trustee Fees                           -
         None                      None                Foothill Principal Payments                         -
         None                      None                Boeing Letter of Credit                             -
         None                      None                Foothill Interest & Fees                            -
         None                      None                All Other                                           -

                                                                                                 -----------
                                                     TOTAL DISBURSEMENTS                             $     -
                                                                                                 -----------



                       OPERATING REPORT Page 3 (9 of 18)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


     You must create a separate list for each bank account for which disbursements were made during the month.

CASE NAME:     ALLIED PRODUCTS CORPORATION         CASE NO.:     00 B 28798
               ---------------------------                       ----------

                              DISBURSEMENT LISTING

                         FOR MONTH ENDING June 30 , 2001

Bank:          LASALLE BANK N.A.
               ---------------------------------------------------------------

Location:      135 SOUTH LASALLE STREET, CHICAGO, IL 60603
               ---------------------------------------------------------------

Account Name:  ALLIED PRODUCTS D.I.P. CASE #00B28798: ACCOUNTS PAYABLE ACCOUNT
               ---------------------------------------------------------------

Account No.:   5800272600
               ---------------------------------------------------------------


    DATE DISBURSED             CHECK/WIRE NO.                                 DESCRIPTION                  AMOUNT
    --------------             --------------                                 -----------                  ------
         None                          None                Salaries, Benefits & Insurance              $       -
         None                          None                Stay Bonus                                          -
         None                          None                Utilities                                           -
         None                          None                Rents & Leases                                      -
         None                          None                Remaining Man. Costs                                -
         None                          None                Pre-Petition Vendor Payments                        -
         None                          None                Real Estate Taxes                                   -
         None                          None                Asset Sale Related Expenses                         -
         None                          None                Foothill Capital-Secured Loan                       -
         None                          None                Union Closure Agreement                             -
         None                          None                Parts Purchases                                     -
         None                          None                Professional/Trustee Fees                           -
         None                          None                Foothill Principal Payments                         -
         None                          None                Boeing Letter of Credit                             -
         None                          None                Foothill Interest & Fees                            -
         None                          None                All Other                                           -

                                                                                                     -----------
                                                     TOTAL DISBURSEMENTS                               $       -
                                                                                                     -----------



                       OPERATING REPORT Page 3 (10 of 18)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


     You must create a separate list for each bank account for which disbursements were made during the month.

CASE NAME:        ALLIED PRODUCTS CORPORATION          CASE NO.:     00 B 28798
                  ---------------------------                        ----------

                              DISBURSEMENT LISTING

                         FOR MONTH ENDING June 30 , 2001

Bank:             LASALLE BANK N.A.
                  -----------------------------------------------------

Location:         135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                  -----------------------------------------------------

Account Name:     VERSON CORPORATION PAYROLL ACCOUNT
                  -----------------------------------------------------

Account No.:      5800026501
                  -----------------------------------------------------


    DATE DISBURSED             CHECK/WIRE NO.                   DESCRIPTION                                    AMOUNT
    --------------             --------------                   -----------                                    ------
         None                      None                Salaries, Benefits & Insurance                       $       -
         None                      None                Stay Bonus                                                   -
         None                      None                Utilities                                                    -
         None                      None                Rents & Leases                                               -
         None                      None                Remaining Man. Costs                                         -
         None                      None                Pre-Petition Vendor Payments                                 -
         None                      None                Real Estate Taxes                                            -
         None                      None                Asset Sale Related Expenses                                  -
         None                      None                Foothill Capital-Secured Loan                                -
         None                      None                Union Closure Agreement                                      -
         None                      None                Parts Purchases                                              -
         None                      None                Professional/Trustee Fees                                    -
         None                      None                Foothill Principal Payments                                  -
         None                      None                Boeing Letter of Credit                                      -
         None                      None                Foothill Interest & Fees                                     -
         None                      None                All Other                                                    -

                                                                                                         ------------
                                                     TOTAL DISBURSEMENTS                                    $       -
                                                                                                         ------------



     You must create a separate list for each bank account for which disbursements were made during the month.


                       OPERATING REPORT Page 3 (11 of 18)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME:       ALLIED PRODUCTS CORPORATION          CASE NO.:      00 B 28798
                 ---------------------------                         ----------

                         FOR MONTH ENDING June 30 , 2000


STATEMENT OF INVENTORY (PRE-PETITION AND POST-PETITION)

                 Beginning Inventory           $            -
                                              -------------------

                 Add: purchases                $            -
                                              -------------------

                 Less: goods sold              $            -
                                              -------------------
                    (cost basis)

                 Ending Inventory              $            -
                                              -------------------


PAYROLL INFORMATION STATEMENT

Gross payroll for this period                  $       91,455
                                              -------------------

Payroll taxes due but unpaid                   $           -
                                              -------------------


               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS
               ---------------------------------------------------


                                                       Amount of         Number of            Amounts of
                                    Date regular        Regular           Payments             Payments
  Name of Creditor/Lessor          payment is due       Payment         Delinquent*          Delinquent*
----------------------------       --------------     -----------        -----------          -----------

                                                                                               $       -


*Include only post-petition payments        OPERATING REPORT Page 4

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:     ALLIED PRODUCTS CORPORATION         CASE NO.:         00 B 28798
               ---------------------------                           ----------


                         FOR MONTH ENDING June 30 , 2000


STATEMENT OF AGED RECEIVABLES (PRE-PETITION AND POST-PETITION)
--------------------------------------------------------------

ACCOUNTS RECEIVABLE:



         Beginning month balance                      $     16,407,977
                                                     -----------------
         Add:    sales on account (2)                 $              -
                                                     -----------------
         Less:  collections/adjustments               $        (41,461)
                                                     -----------------
         End of month balance                         $     16,366,516
                                                     ------------------



   0-30 Days               31-60 Days             61-90 Days               Over 90 Days (1)              End of Month TOTAL
-----------------        ---------------        ---------------           -------------------          -----------------------

  $          -            $         -            $      5,784               $     16,360,732             $        16,366,516
-----------------        ---------------        ---------------           -------------------          -----------------------


STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

         Beginning of month balance                   $           -
                                                     -----------------
         Add: credit extended                         $      37,453
                                                     -----------------
         Less: payments of account                    $     (37,453)
                                                     -----------------
         End of month balance                         $           -
                                                     -----------------


   0-30 Days               31-60 Days             61-90 Days                 Over 90 Days                End of Month TOTAL
-----------------        ---------------        ---------------           -------------------          -----------------------

  $          -            $          -           $          -               $             -              $                -
-----------------        ---------------        ---------------           -------------------          -----------------------



        ITEMIZE ALL POST-PETITION PAYABLES OVER 30 DAYS OLD ON A SEPARATE
                       SCHEDULE AND FILE WITH THIS REPORT


                            OPERATING REPORT Page 5

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:    ALLIED PRODUCTS CORPORATION           CASE NO.:     00 B 28798
              ---------------------------                         ----------


                         FOR MONTH ENDING June 30 , 2000



                                TAX QUESTIONNAIRE

Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post-petition taxes or withholdings have been paid currently.


            1.         Federal Income Taxes                                Yes      /X/    No     / /

            2.         FICA withholdings                                   Yes      /X/    No     / /

            3.         Employee's withholdings                             Yes     /X/     No     / /

            4.         Employer's FICA                                     Yes     /X/     No     / /

            5.         Federal Unemployment Taxes                          Yes     /X/     No     / /

            6.         State Income Tax                                    Yes     /X/     No     / /

            7.         State Employee withholdings                         Yes     /X/     No     / /

            8.         All other state taxes                               Yes     /X/     No     / /


     If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of last payment.



                            OPERATING REPORT Page 6

--------------------------------------------------------------------------------
              Department of the Treasury - Internal Revenue Service
(REV. 06-97)         VERIFICATION OF FIDUCIARY'S FEDERAL TAX DEPOSIT
--------------------------------------------------------------------------------
                    DO NOT ATTACH THIS NOTICE TO YOUR RETURN
--------------------------------------------------------------------------------
       TO     District Director, Internal revenue Service
              Attn: Chief, Special Procedures Function
--------------------------------------------------------------------------------
     FROM:    Name of Taxpayer          Allied Products Corp
             -------------------------------------------------------------------
             Taxpayer Address           1355 East 93rd Street Chicago, IL 60619
--------------------------------------------------------------------------------
The following information is to notify you of Federal tax deposit (s) (FTD) as required by the United States Bankruptcy Court (complete sections 1 and/or 2 as appropriate):
--------------------------------------------------------------------------------


SECTION 1              FORM 941 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                        for the payroll period from   19-May-01 to   1-Jun-01
                                                        ---------      --------
Taxes Reported on         Payroll Date                  1-Jun-01
form 941, Employer's                                    --------
Quarterly Federal Tax     Gross wages paid to employees               $ 30,485
Return                                                               ---------
                          Income tax withheld                         $  7,167
                                                                     ---------

                          SOCIAL SECURITY
                                     Employer's Soc. Sec.             $  1,413
                                                                     ---------
                                     Employee's Soc. Sec                 1,413
                                                                     ---------
                                     Employer's Medicare                   442
                                                                     ---------
                                     Employee's Medicare                   442
                                                                     ---------
                                       SOC. SEC & MEDICARE TOTAL      $  3,710
                                                                     ---------
                          Tax Deposited                               $ 10,877
                                                                     ---------
                          Date Deposited               Wired To ADP 6/1/01
                                                       -------------------

-------------------------------------------------------------------------------
SECTION 2              FORM 940 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                       for the payroll period from ___________ to _________

Taxes Reported on
form 940, Employer's     Gross wages paid to employees                $       -
Annual Federal                                                        ---------
Unemployment Tax         Tax Deposited                                $       -
Return                                                                ---------
                         Date Deposited  ---------------------------
-------------------------------------------------------------------------------
                                  CERTIFICATION
 (CERTIFICATION IS LIMITED TO RECEIPT OR ELECTRONIC TRANSMITTAL OF DEPOSIT ONLY)
This certifies receipt or electronic transmittal of deposits described below for
Federal taxes as defined in Circular E, Employer's Tax Guide (Publication 15)
-------------------------------------------------------------------------------
Deposit Method                  -----  Form 8109/8109B Federal Tax Deposit (FTD)
                                       coupon
(check box)                       X    Electronic Federal Payment System (EFTPS)
                                -----  Deposit
-------------------------------------------------------------------------------
Amount (Form 941 Taxes)   Date of Deposit      EFTPS acknowledgement number or
                          Wired To ADP 6/1/01  Form 8109 FTD received by: (1)
-------------------------------------------------------------------------------
Amount (Form 940 Taxes)   Date of Deposit      EFTPS acknowledgement number or
                                               Form 8109 FTD received by:
-------------------------------------------------------------------------------
Depositor's Employer                           Name and Address of Bank
Identification Number:
-------------------------------------------------------------------------------
Under penalties of perjury, I certify that the above federal tax deposit information is true and correct
-------------------------------------------------------------------------------
Signed:                         Date:
-------------------------------------------------------------------------------
Name and Title         Richard Drexler, Chairman, President, CEO and CFO
(print or type)
-------------------------------------------------------------------------------

(1) Information is provided on a quarterly basis.


15 of 18
Payroll 6.1                    Cat.#43099Z         Form 6123 (rev. 06-97)

--------------------------------------------------------------------------------
              Department of the Treasury - Internal Revenue Service
(REV. 06-97)         VERIFICATION OF FIDUCIARY'S FEDERAL TAX DEPOSIT
--------------------------------------------------------------------------------
                    DO NOT ATTACH THIS NOTICE TO YOUR RETURN
--------------------------------------------------------------------------------
       TO     District Director, Internal revenue Service
              Attn: Chief, Special Procedures Function
--------------------------------------------------------------------------------
     FROM:    Name of Taxpayer          Allied Products Corp
             -------------------------------------------------------------------
              Taxpayer Address          1355 East 93rd Street Chicago, IL 60619
--------------------------------------------------------------------------------
The following information is to notify you of Federal tax deposit (s) (FTD) as required by the United States Bankruptcy Court (complete sections 1 and/or 2 as appropriate):
--------------------------------------------------------------------------------


SECTION 1              FORM 941 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                        for the payroll period from   2-Jun-01 to   15-Jun-01
                                                      -----------   ---------
Taxes Reported on         Payroll Date                  15-Jun-01
form 941, Employer's    Gross wages paid to employees                              --------
Quarterly Federal Tax                                                 $ 30,485
Return                                                               ---------
                        Income tax withheld                           $  7,167
                                                                     ---------
                        SOCIAL SECURITY
                                     Employer's Soc. Sec.             $  1,413
                                                                     ---------
                                     Employee's Soc. Sec                 1,413
                                                                     ---------
                                     Employer's Medicare                   442
                                                                     ---------
                                     Employee's Medicare                   442
                                                                     ---------
                                       SOC. SEC & MEDICARE TOTAL      $  3,710
                                                                     ---------
                          Tax Deposited                               $ 10,877
                                                                     ---------
                          Date Deposited               Wired To ADP 6/15/01
                                                       -------------------

-------------------------------------------------------------------------------
SECTION 2              FORM 940 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                       for the payroll period from ___________ to _________

Taxes Reported on
form 940, Employer's     Gross wages paid to employees                $       -
Annual Federal                                                        ---------
Unemployment Tax         Tax Deposited                                $       -
Return                                                                ---------
                         Date Deposited  ---------------------------
-------------------------------------------------------------------------------
                                  CERTIFICATION
 (CERTIFICATION IS LIMITED TO RECEIPT OR ELECTRONIC TRANSMITTAL OF DEPOSIT ONLY)
This certifies receipt or electronic transmittal of deposits described below for
Federal taxes as defined in Circular E, Employer's Tax Guide (Publication 15)
-------------------------------------------------------------------------------
Deposit Method                  -----  Form 8109/8109B Federal Tax Deposit (FTD)
                                       coupon
(check box)                       X    Electronic Federal Payment System (EFTPS)
                                -----  Deposit
-------------------------------------------------------------------------------
Amount (Form 941 Taxes)  Date of Deposit       EFTPS acknowledgement number or
                         Wired To ADP 6/15/01  Form 8109 FTD received by: (1)
-------------------------------------------------------------------------------
Amount (Form 940 Taxes)   Date of Deposit      EFTPS acknowledgement number or
                                               Form 8109 FTD received by:
-------------------------------------------------------------------------------
Depositor's Employer                           Name and Address of Bank
Identification Number:
-------------------------------------------------------------------------------
Under penalties of perjury, I certify that the above federal tax deposit information is true and correct
-------------------------------------------------------------------------------
Signed:                         Date:
-------------------------------------------------------------------------------
Name and Title         Richard Drexler, Chairman, President, CEO and CFO
(print or type)
-------------------------------------------------------------------------------

(1) Information is provided on a quarterly basis.


16 of 18
Payroll 6.15                    Cat.#43099Z         Form 6123 (rev. 06-97)

--------------------------------------------------------------------------------
              Department of the Treasury - Internal Revenue Service
(REV. 06-97)         VERIFICATION OF FIDUCIARY'S FEDERAL TAX DEPOSIT
--------------------------------------------------------------------------------
                    DO NOT ATTACH THIS NOTICE TO YOUR RETURN
--------------------------------------------------------------------------------
       TO     District Director, Internal revenue Service
              Attn: Chief, Special Procedures Function
--------------------------------------------------------------------------------
     FROM:    Name of Taxpayer          Allied Products Corp
             -------------------------------------------------------------------
              Taxpayer Address          1355 East 93rd Street Chicago, IL 60619
--------------------------------------------------------------------------------
The following information is to notify you of Federal tax deposit (s) (FTD) as required by the United States Bankruptcy Court (complete sections 1 and/or 2 as appropriate):
--------------------------------------------------------------------------------

SECTION 1              FORM 941 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                        for the payroll period from   16-Jun-01 to  29-Jun-01
                                                      -----------   ---------
Taxes Reported on         Payroll Date                  29-Jun-01
form 941, Employer's    Gross wages paid to employees                              --------
Quarterly Federal Tax                                                 $ 30,485
Return                                                               ---------
                        Income tax withheld                           $  7,167
                                                                     ---------
                        SOCIAL SECURITY
                                     Employer's Soc. Sec.             $  1,413
                                                                     ---------
                                     Employee's Soc. Sec                 1,413
                                                                     ---------
                                     Employer's Medicare                   442
                                                                     ---------
                                     Employee's Medicare                   442
                                                                     ---------
                                       SOC. SEC & MEDICARE TOTAL      $  3,710
                                                                     ---------
                          Tax Deposited                               $ 10,877
                                                                     ---------
                          Date Deposited               Wired To ADP 6/29/01
                                                       -------------------

-------------------------------------------------------------------------------
SECTION 2              FORM 940 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                       for the payroll period from ___________ to _________

Taxes Reported on
form 940, Employer's     Gross wages paid to employees                $       -
Annual Federal                                                        ---------
Unemployment Tax         Tax Deposited                                $       -
Return                                                                ---------
                         Date Deposited  ---------------------------
-------------------------------------------------------------------------------
                                  CERTIFICATION
 (CERTIFICATION IS LIMITED TO RECEIPT OR ELECTRONIC TRANSMITTAL OF DEPOSIT ONLY)
This certifies receipt or electronic transmittal of deposits described below for
Federal taxes as defined in Circular E, Employer's Tax Guide (Publication 15)
-------------------------------------------------------------------------------
Deposit Method                  -----  Form 8109/8109B Federal Tax Deposit (FTD)
                                       coupon
(check box)                       X    Electronic Federal Payment System (EFTPS)
                                -----  Deposit
-------------------------------------------------------------------------------
Amount (Form 941 Taxes)   Date of Deposit      EFTPS acknowledgement number or
                          Wired To ADP 6/29/01  Form 8109 FTD received by: (1)
-------------------------------------------------------------------------------
Amount (Form 940 Taxes)   Date of Deposit      EFTPS acknowledgement number or
                                               Form 8109 FTD received by:
-------------------------------------------------------------------------------
Depositor's Employer                           Name and Address of Bank
Identification Number:
-------------------------------------------------------------------------------
Under penalties of perjury, I certify that the above federal tax deposit information is true and correct
-------------------------------------------------------------------------------
Signed:                         Date:
-------------------------------------------------------------------------------
Name and Title         Richard Drexler, Chairman, President, CEO and CFO
(print or type)
-------------------------------------------------------------------------------

(1) Information is provided on a quarterly basis

17 of 18
Payroll 6.29                    Cat.#43099Z         Form 6123 (rev. 06-97)

                        IN THE UNITED STATES BANKRUPTCY COURT
                        FOR THE NORTHERN DISTRICT OF ILLINOIS
                                 EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY


I, Richard Drexler, acting as the duly authorized agent for Debtor in Possession (Trustee) declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                       --------------------------------------
                                       For the Debtor In Possession (Trustee)

                                       Print or type name and capacity of
                                       person signing this Declaration:

                                                  Richard A. Drexler
                                       --------------------------------------

                                            Chairman, President, CEO and CFO
                                       --------------------------------------



DATED: --------------------------



                            OPERATING REPORT Page 8